Exhibit 99.2
Fiscal 2007 Second Quarter Earnings Results February 7, 2007

Safe Harbor This presentation contains certain "forward-looking" statements. These statements are based on the current estimates and assumptions of the management of Adams Respiratory Therapeutics, Inc. (or "Adams") as of the date of this presentation and are naturally subject to uncertainty and changes in circumstances. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Actual results may vary materially from the expectations contained in this presentation. When used in this presentation, the words "may", "will", "should", "could", "would", "plan", "anticipate", "believe", "estimate", "intend", "project", "potential" and "expect" and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause the actual results of Adams to be materially different from those reflected in such forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others: the continued success of Adams' existing products and the successful commercialization of future products; Adams' ability to complete the clinical trials of erdosteine and successfully commercialize it in the United States; leverage of the Mucinex brand name to increase market share; continued and increased competition; Adams' ability to in-license or acquire new products and brands and successfully develop new products; the FDA's removal from the market of products similar to Mucinex D, Mucinex DM and future products; Adams' ability to maintain increased production capacity; Adams' ability to preserve and successfully defend its patent position; the FDA's denial of Adams' NDA for a prescription cough suppressant; Adams' ability to compete against other branded products, as well as against generic competition; the severity of the cough and cold season and other risk factors set forth under Item 1A. Risk Factors in Adams' Annual Report on Form 10-K for the fiscal year ended June 30, 2006 and under Item 1A. Risk Factors in Adams' Quarterly Report on Form 10-Q for the period ended September 30, 2006. Except to the extent required by applicable securities laws, Adams is not under any obligation to (and expressly disclaims any such obligation to) update its forward-looking statements, whether as a result of new information, future events, or otherwise. All statements contained in this presentation are made only as of the date of this presentation. A, Adams, A Adams Respiratory Therapeutics, Adams Respiratory Therapeutics, Delsym, Humibid, Junior Mucus, Mini-Melts, Mucinex, Mucinex IN...Mucus OUT, Mr. Mucus, Mrs. Mucus, Nothing Lasts Longer, and the Junior Mucus, Mr. Mucus and Mrs. Mucus characters are our trademarks and have been registered in the U.S. Patent and Trademark Office or are the subject of pending U.S. trademark applications. The marks may also be the subject of foreign trademark registrations and/or trademark applications. Each of the other trademarks, trade names or service marks appearing in this document belongs to its respective holder.

12- Months Ended 6- Months Ended Strong Growth in Revenues (in millions) 6/03 12/05 6/04 6/05 YoY Growth 82% CAGR '03-'06 158% 12/06 6/06 $239.1 $110.3 $14.0 $61.3 $160.2 $200.7 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0

Strong Q2 Financial Performance Net sales increased 75% to $110.6 MM Pretax income increased 12% to $19.4 MM* Net income increased 17% to $12.5 MM* Income per diluted share increased 17% to $0.34* *Includes a non-cash, pretax charge of $2.7 MM, or $0.04 per diluted share, related to the AlleRx royalty interest.

2007 Fiscal Second Quarter Net Sales by Major Product $39,224 $30,646 $9,130 $18,475 Acquired 6/06 $12,571 Launched 8/06 ($ in thousands) Accelerating Growth Rate Total Net Sales = $110.6 MM +75% vs. Q2 FY06

Mucinex(r) Brand a Category Leader Mucinex(r) Brand a Category Leader SE 20's # 3 # 13 DM 20's # 6 # 22 SE 40's # 7 All OTC SKUs All Items Top 500 UPC Dollar Ranking at Drug Outlets (2) Higher ranking SKUs: 6 cigarettes 4 beverages 2 OTC products Source: Information Resources, Inc. (IRI) Brand Ranking Report for the 4-week period ended 12/31/06 in the cough/cold/allergy/sinus (c/c/a/s) category. Source: IRI Top 500 Items in Drug Stores Report for the 52 weeks ended 12/31/06. Ave. # of SKUs carried in store

Erdosteine In-licensed mucoregulator compound with a unique profile Improvements in mucociliary clearance, mucus volume, flow characteristics and cough(1) Approved in more than 30 foreign markets; approx. 24 million patient exposures Phase IIb clinical program completed Dec. 2006 400 patients with chronic bronchitis associated with chronic obstructive pulmonary disorder (COPD) Top-line results anticipated end of March 2007 (1) According to published European studies.

Adams Seeks FDA Approval for its First Rx - A New Cough Suppressant NDA submitted Dec. 2006 600/1200 mg guaifenesin (GGE) combinations Approx. 24 MM cough Rx's/year(1) Two other GGE products in development (1) Source: IMS Health NPA reports - MAT 2/06; MAT 3/06.

Fiscal 2006 Fiscal 2007 Accelerated Development and Diversification Fiscal 2008 Expect to double existing portfolio

Robert D. Casale COO

FAN Data Tracks Strength of Season Source: Surveillance Data Inc. FAN U.S. National Report for the period ended 2/2/07. Affected Population Season-to-date: -1.8% (VYA)

FAN Data Tracks Symptoms FAN Data Tracks Symptoms FAN Data Tracks Symptoms FAN Data Tracks Symptoms FAN Data Tracks Symptoms Source: Surveillance Data Inc. FAN U.S. National Report for the period ended 2/2/07. -6.4% -4.1% -5.7% -5.0% Cough Sore Throat Fever Chest Congestion, Fever, Body Aches

Solid Retail Market Performance IRI data: 4-Weeks ended Dec. 31, 2006 Total retail dollar sales growth in the C/C/A/S category: +20% vs. prior 4 week period (VPP) +3% vs. year ago 4 week period (VYA) Total Mucinex(r) retail dollar sales outpace the category +23% VPP +48% VYA Total Mucinex(r) achieves a 4-week dollar share of 9.6% +0.2 pts VPP +2.9 pts VYA Delsym(r) dollar share increases 6.3 pts VYA to 18.9% of cough syrup segment within C/C/A/S category 3 of the 4 Delsym(r) SKUs rank among the top five-selling cough syrup items based upon retail dollar sales. Source: IRI dollar sales data for the 4 weeks ended 12/31/06 for the c/c/a/s category.

Source: IRI data through 12/31/06. Source: IRI data through 12/31/06. Millions Adams Acquired Delsym(r) Professional Promotion Began Consumer Advertising Began Delsym(r) Dollar Sales Reach New High +38% VPP +48% VYA

Adams Products Ranking in the Top 10 Source: IRI Brand Ranking Report for the 4-week period ended 12/31/06 in the c/c/a/s category. F/D/MX Rank Brand Sales 1 Airborne $16,772,848 2 Mucinex SE $12,488,018 3 Vicks Nyquil $12,460,688 4 Mucinex DM $11,685,348 5 Sudafed $11,588,213 6 Claritin D $9,411,255 7 Tylenol Cold $9,276,512 8 Theraflu $9,225,717 9 Benadryl $8,937,368 10 Delsym $7,663,557 24 Mucinex D $4,172,851 26 Children's Mucinex $3,815,075

Mucinex(r) A Category Leader: No. 2 Brand Among Key Competitors Source: IRI, U.S. F/D/Mx, c/c/a/s market for the 4-week periods ended 12/25/05 and 12/3106. Source: IRI, U.S. F/D/Mx, c/c/a/s market for the 4-week periods ended 12/25/05 and 12/3106. (r) (r)

Mucinex(r) Total Brand Awareness Current Season vs. Last Season Source: Company sponsored research. Source: Company sponsored research.

Source: IRI data for the c/c/a/s market for the 4 weeks ended 12/31/06. Adams Gaining Category Strength 3.7 3.5 1.2 0.7 0.5 2.3 Mucinex(r) Mucinex(r) DM Mucinex(r) D Mucinex(r) Children's Liquids Mucinex(r) Children's Mini-Melts Delsym(r) Dollar Share of C/C/A/S Category by Major Product +5.2 points VYA 11.9% total

Dollar Market Share for Children's Mucinex(r) and Delsym(r) Continues to Accelerate Source: IRI data for the pediatric and cough syrup segments of the c/c/a/s category for the periods ended 12/31/06. +6.3 pts VYA +4.8 pts VYA +1.2 pts VYA

Michael J. Valentino President and CEO

Consumer Advertising February 2006 Competing Product Removal? Competing Product Removal? FDA Exclusivity Decision Pending Consumer Advertising November 2004 Competing Products Removed December 2003 Launched July 2002 Approved July 2002 $125 MM Rx market $20 MM Rx market Consumer Advertising November 2004 Note: Market size = No. of Rx's [based on IMS Health-NPA data for 12 months ended 6/30/06] at Mucinex(r) pricing. Launched October 2005 Approved June 2004 Launched August 2004 Approved April 2004 Mucinex(r) SE Mucinex(r) DM Mucinex(r) D $99 MM Rx market 1.6 MM Rx 7.8 MM Rx

Relevant OTC Categories P/L Sales (1) Gastrointestinal 25% Analgesics 24% Cold/allergy/sinus 22% (1) Percent of total category sales as per IRI data for the twelve months ended Nov. 5, 2006. Dramatic Differences Between Rx and OTC Generic Markets Typical OTC generic encroachment 20-25% Typical Rx generic encroachment 90%+

Current Situation 400 mg immediate-release generics available for the past 18 months The Mucinex(r) franchise has continued to experience explosive growth in terms of market share and revenue growth Current dollar share estimated at 12% - 15% of the mucus-based category We believe a future extended-release generic would result in marginal incremental encroachment on Mucinex(r) SE

David P. Becker CFO, CAO, and Treasurer

Top-Line Diversification Continues Top-Line Diversification Continues $16.3 MM or ~34% $31.0 MM or ~66% Net Sales growth = $47.3 million

Production Capacity Increasing Jan. 2006 Run Rate Q3 FY 06 Run Rate Q1 FY 07 Run Rate Current Run Rate $450 MM $340 - $350 MM $100 MM $200 MM $300 MM $400 MM $500 MM $450 MM+ Source: Internal estimates. Liquids and granules $100 MM+ $600 MM $500 MM Completed multiple capital projects and process improvements at Ft. Worth facility $250 MM

Income Statement Overview $110.6 $63.2 $239.1 $160.2 $61.3 Net Sales 75.9% 78.0% 79.4% 80.6% 80.5% Gross Margin % $19.4 17.6% $17.4 27.5% $76.2 32% $44.4 28% $19.7 32% Pretax Income % of Net Sales $12.5 $10.7 $46.4 $27.0 $35.8 Net Income 2006 2005 2006 2005 2004 Three months ended Dec. 31, Years ended June 30, (in millions) (1) SG&A $23.3 $78.0 $99.0 $29.7 $56.0 R&D $3.2 $7.4 $18.9 $6.7 $4.1 (1) Includes non-cash pre-tax charge of $2.7 million related to the AlleRx royalty interest.

Fiscal 2007 Second Quarter Earnings Results February 7, 2007